Exhibit 10.1

TOTAL SHAREHOLDER RETURN

PERFORMANCE RELATED STOCK AWARD AGREEMENT

This Total Shareholder Return Performance Related Stock Award Agreement (the “Agreement”), dated April 24, 2018 (the “Grant Date”), is between Landstar System, Inc. (the “Company”) and James B. Gattoni (the “Executive”).

1.    Grant of Performance Related Stock Award. This Agreement is entered into pursuant to the Landstar System, Inc. 2011 Equity Incentive Plan (the “Plan”), and evidences the grant of a Performance Related Stock Award pursuant to Section 9 of the Plan in the form of 9,324 Restricted Stock Unit Awards (“PSUs”). The PSUs and this Agreement are subject to the terms and provisions of the Plan. Capitalized terms that are not otherwise defined in this Agreement have the meanings ascribed to them in the Plan.

2.    Dividend Equivalents. Dividend equivalents shall be credited to the PSUs each time that a dividend is paid on the Company’s Stock. The aggregate amount of such dividend equivalents so credited in respect of each such dividend shall be equal to the dividend paid on a share of Stock multiplied by the number of PSUs credited to the Executive under this Agreement on the dividend record date. The dividend equivalents shall be converted into additional PSUs, rounded down to the nearest whole number, on the dividend payment date based upon the then Fair Market Value of the Stock, and such PSUs shall be added to the PSUs credited to the Executive under this Agreement.

3.    Total Shareholder Return Vesting Requirement. Subject to Section 4, Section 5 and Section 6, the PSUs shall vest as follows:

a.    First Tranche. 3,108 PSUs (the “First Tranche”), adjusted to reflect dividends (if any) paid during the period beginning on July 1, 2018 and ending on June 30, 2022 (the “First Performance Period”), and as may be necessary to take into account capital adjustments described in Section 5.3 of the Plan, shall vest on June 30, 2022 (the “First Vesting Date”) based on the First Performance Period TSR. The “First Performance Period TSR” shall be measured as the compound annual growth rate (“CAGR”) over the First Performance Period where (i) the beginning value is the average Fair Market Value of a share of Stock for the period beginning on May 1, 2018 and ending on June 30, 2018 (the “Beginning Value”) and (ii) the ending value is the average Fair Market Value of a share of Stock for the period beginning on May 1, 2022 and ending on the First Vesting Date, adjusted to reflect dividends (if any) paid during the First Performance Period, and as may be necessary to take into account capital adjustments described in Section 5.3 of the Plan. The formula for determining the total number of PSUs in the First Tranche that may vest and become payable will equal the number of PSUs credited to the Executive under this Agreement with respect to the First Tranche as of the First Vesting Date times the “Payout Percentage” set forth in the TSR Table below.

b.    Second Tranche. 3,108 PSUs (the “Second Tranche”), adjusted to reflect dividends (if any) paid during the period beginning on July 1, 2018 and ending on June 30, 2023 (the “Second Performance Period”), and as may be necessary to take into account capital adjustments described in Section 5.3 of the Plan, shall vest on June 30, 2023 (the

“Second Vesting Date”) based on the Second Performance Period TSR. The “Second Performance Period TSR” shall be measured as the CAGR for the Second Performance Period where (i) the beginning value is the Beginning Value and (ii) the ending value is the average Fair Market Value of a share of Stock for the period beginning on May 1, 2023 and ending on the Second Vesting Date, adjusted to reflect dividends (if any) paid during the Second Performance Period, and as may be necessary to take into account capital adjustments described in Section 5.3 of the Plan. The formula for determining the total number of PSUs in the Second Tranche that may vest and become payable will equal the number of PSUs credited to the Executive under this Agreement with respect to the Second Tranche as of the Second Vesting Date times the “Payout Percentage” set forth in the TSR Table below.

c.    Third Tranche. 3,108 PSUs (the “Third Tranche”), adjusted to reflect dividends (if any) paid during the period beginning on July 1, 2018 and ending on June 30, 2024 (the “Third Performance Period”, and the First Performance Period with respect to the First Tranche, the Second Performance Period with respect to the Second Tranche and the Third Performance Period with respect to the Third Tranche shall be referred to as the “Applicable Performance Period”)), and as may be necessary to take into account capital adjustments described in Section 5.3 of the Plan, shall vest on June 30, 2024 (the “Third Vesting Date”, and, for purposes of this Agreement, the First Vesting Date with respect to the First Tranche, the Second Vesting Date with respect to the Second Tranche and the Third Vesting Date with respect to the Third Tranche each constitutes an “Applicable Vesting Date”) based on the Third Performance Period TSR. The “Third Performance Period TSR” shall be measured as the CAGR for the Third Performance Period where (i) the beginning value is the Beginning Value and (ii) the ending value is the average Fair Market Value of a share of Stock for the period beginning on May 1, 2024 and ending on the Third Vesting Date, adjusted to reflect dividends (if any) paid during the Third Performance Period, and as may be necessary to take into account capital adjustments described in Section 5.3 of the Plan. The formula for determining the total number of PSUs in the Third Tranche that may vest and become payable will equal the number of PSUs credited to the Executive under this Agreement with respect to the Third Tranche as of the Third Vesting Date times the “Payout Percentage” set forth in the TSR Table below.

d.    Catch Up Vesting.

i.     First Tranche Initial Catch-Up Vesting Date. If, on the first Vesting Date, the First Tranche does not vest at the 150% Payout Percentage, the First Tranche, adjusted to reflect dividends (if any) through the Second Performance Period, and as may be necessary to take into account capital adjustments described in Section 5.3 of the Plan, shall vest on the Second Vesting Date (the “First Tranche Initial Catch-Up Vesting Date”) based on the Second Performance Period TSR, and the formula for determining the total number of PSUs in the First Tranche that may vest and become payable as of the First Tranche Initial Catch-Up Vesting Date will equal the number of PSUs credited to the Executive under this Agreement with respect to the First Tranche as of the First Tranche Initial Catch-Up Vesting Date times the “Payout Percentage” set forth in the TSR Table below, minus the number of PSUs that vested as of the First Vesting Date.

ii.     First Tranche Final Catch-Up Vesting Date. If, after operation of Section 3(a) and the forgoing Section 3(d)(i), the First Tranche does not vest as of the First Tranche Initial Catch-Up Vesting Date at the 150% Payout Percentage, the First Tranche, adjusted to reflect dividends (if any) through the Third Performance Period, and as may be necessary to take into account capital adjustments described in Section 5.3 of the Plan, shall vest on the Third Vesting Date (the “First Tranche Final Catch-Up Vesting Date” and, for purposes of this Agreement, the First Tranche Initial Catch-Up Vesting Date with respect to the First Tranche and the First Tranche Final Catch-Up Vesting Date with respect to the First Tranche each constitutes an “Applicable Vesting Date”) based on the Third Performance Period TSR, and the formula for determining the total number of PSUs in the First Tranche that may vest and become payable as of the First Tranche Final Catch-Up Vesting Date will equal the number of PSUs credited to the Executive under this Agreement with respect to the First Tranche as of the First Tranche Final Catch-Up Vesting Date times the “Payout Percentage” set forth in the TSR Table below, minus the number of PSUs with respect to the First Tranche that vested as of the First Vesting Date and the First Tranche Initial Catch-Up Vesting Date.

iii.     Second Tranche Catch-Up Vesting Date. If, on the Second Vesting Date, the Second Tranche does not vest at the 150% Payout Percentage, the Second Tranche, adjusted to reflect dividends (if any) through the Third Performance Period, and as may be necessary to take into account capital adjustments described in Section 5.3 of the Plan, shall vest on the Third Vesting Date (the “Second Tranche Catch-Up Vesting Date” and, for purposes of this Agreement, the Second Tranche Catch-Up Vesting Date with respect to the Second Tranche constitutes an “Applicable Vesting Date”) based on the Third Performance Period TSR, and the formula for determining the total number of PSUs in the Second Tranche that may vest and become payable as of the Second Tranche Catch-Up Vesting Date will equal the number of PSUs credited to the Executive under this Agreement with respect to the Second Tranche as of the Second Tranche Catch-Up Vesting Date times the “Payout Percentage” set forth in the TSR Table below, minus the number of PSUs with respect to the Second Tranche that vested as of the Second Vesting Date.

e.    TSR Table. The following TSR Table shall be used for purposes of this Agreement, with straight line interpolation between performance levels:

Performance Level	If Total Shareholder Return CAGR is:	Then the Payout Percentage is:
Maximum	12.0% or greater	150%
Target	10.0%	100%
Threshold	8.0%	50%
<Threshold	Less than 8.0%	0%

4.    Continuous Employment Requirement. Except as otherwise determined by the Committee, or except as otherwise provided in Section 5 or Section 6, the PSUs shall vest only if the Executive is continuously employed by the Company from the Grant Date through the Applicable Vesting Date. Except as otherwise determined by the Committee, or except as otherwise provided in Section 5 or Section 6, any PSUs that have not vested as of the date the Executive’s employment terminates shall be immediately forfeited and the Executive shall have no further rights under this Agreement following the date as of which the Executive’s employment terminates.

5.    Death or Disability. In the event the Executive’s employment terminates as a result of the Executive’s death or Disability prior to the Change in Control Vesting Date, the Applicable Vesting Date for purposes of Section 3 in respect of the First Tranche, Second Tranche and Third Tranche shall be the date on which the Executive’s employment terminates (the “Death or Disability Vesting Date”). In any such event, the formula for determining the total number of PSUs that may vest and become payable with respect to each of the First Tranche, Second Tranche and Third Tranche, as applicable, will equal (x) the number of PSUs credited to the Executive under this Agreement with respect to such tranche as of the Death or Disability Vesting Date times the Payout Percentage set forth in the TSR Table set forth in Section 3 (provided that the average Fair Market Average for the trailing 60-day period ending on the Death or Disability Vesting Date shall be used to determine the Company’s Fair Market Value as of the Applicable Vesting Date instead of the average Fair Market Value of a share of Stock for the period beginning on May 1 and ending on the Applicable Vesting Date), multiplied by (y) a fraction, the numerator of which is the number of days from July 1, 2018 through the Death or Disability Vesting Date and the denominator of which is the number of days in the Applicable Performance Period.

6.    Change in Control. Subject to the Executive’s continued employment through the date such Change in Control occurs, in the event of a Change in Control that occurs prior to the Death or Disability Vesting Date, the Applicable Vesting Date for purposes of Section 3 in respect of the First Tranche, Second Tranche and Third Tranche shall be the date on which the Change in Control occurs (the “Change in Control Vesting Date”). In any such event, the formula for determining the total number of PSUs that may vest and become payable with respect to each of the First Tranche, Second Tranche and Third Tranche, as applicable, will equal (x) the number of PSUs credited to the Executive under this Agreement with respect to such tranche as of the Change in Control Vesting Date times the Payout Percentage set forth in the TSR Table set forth in Section 3 (provided that the Change in Control Price shall be used to determine the Company’s Fair Market Value as of the Applicable Vesting Date instead of the average Fair Market Value of a share of Stock for the period beginning on May 1 and ending on the Applicable Vesting Date) multiplied by (y) a fraction, the numerator of which is the number of days from July 1, 2018 through the Change in Control Vesting Date and the denominator of which is the number of days in the Applicable Performance Period.

7.    Expiration. Notwithstanding anything in this Agreement to the contrary, any PSUs that do not vest as of the earlier to occur of (i) June 30, 2024, (ii) the Death or Disability Vesting Date and (iii) the Change in Control Vesting Date (the “Expiration Date”) shall expire as of the Expiration Date and the Executive shall have no further rights under this Agreement following the Expiration Date.

8.    Payment. As soon as practicable after the date as of which the applicable tranche vests (but in no event later than March 15 of the year following such date), a number of shares of Stock represented by the PSUs that have become vested with respect to such tranche shall be issued to the Executive, subject to any withholding for taxes; provided however, that in the event of a Change in Control, PSUs shall either (i) be paid in shares of Stock or (ii) be cancelled in exchange for an immediate payment in cash of an amount based upon the Change in Control Price, in the discretion of the Committee. If the Executive dies before the payment due hereunder is made, such payment shall be made to the Executive’s beneficiary.

9.    Shareholder Rights. The Executive shall have no rights as a shareholder with respect to shares of Stock to which this grant relates. Except as provided in the Plan or in this Agreement, no adjustment shall be made, for dividends or other rights for which the record date occurs while the PSUs are outstanding.

10.    Amendment of Agreement. The Committee has the right, in its sole discretion, to alter or amend this Agreement from time to time and in any manner for the purpose of promoting the objectives of the Plan, provided that no such amendment shall in any manner adversely affect the Executive’s rights under this Agreement without the Executive’s consent.

11.    Transferability. The Executive may not, at any time prior to the Applicable Vesting Date, assign, alienate, pledge, attach, sell or otherwise transfer or encumber the PSUs and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance will be void and unenforceable for all purposes.

12.    Clawback. If the Company is required to restate its financial results due to material noncompliance with any financial reporting requirement under the securities laws, the Committee may, in its discretion after considering the costs and benefits of doing so, recover all or a portion of any shares of Stock delivered to the Executive that is related to the PSUs during the three-year period preceding the date on which the Company files the restatement of such financial statement(s) with the Securities and Exchange Commission, to the extent the value of such shares exceeds the value that the Committee determines would have been payable in respect of the PSUs had the revised financial statement(s) reflected in the restatement been applied to determine such amount or value. In the alternative, subject to applicable law, the Committee may seek such excess compensation by requiring the Executive to pay such value to the Company; by set-off; by reducing future compensation; or by such other means or combination of means as the Committee determines to be appropriate.

13.    Committee Authority. The Committee shall have complete discretion in the exercise of its rights, powers, and duties under this Agreement, and as set forth in the Plan. Any interpretation or construction of any provision of, and the determination of any question arising under, this Agreement shall be made by the Committee in its discretion. This Agreement is intended to grant the PSUs upon the terms and conditions authorized by the Plan, including, without limitation, the clawback provision set forth in section 13.4 of the Plan and the tax withholding provision set forth in Section 13.3 of the Plan. Any provisions of this Agreement that cannot be so administered, interpreted, or construed shall be disregarded. In the event that any provision of this Agreement is held invalid or unenforceable, such provision shall be considered separate and apart from the remainder of this Agreement, which shall remain in full force and effect.

LANDSTAR SYSTEM, INC.		THE EXECUTIVE

By:	/s/ David G. Bannister	/s/ James B. Gattoni
Name:	David G. Bannister	James B. Gattoni
Title:	Chair of the Compensation Committee

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